                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                               POWER OF ATTORNEY



     I hereby appoint W. Bruce McConnel, III attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR NEW YORK INVESTORS, INC. (Registration No. 2-82278) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 4, 1998.


                         /s/ Rodney D. Johnson
                         --------------------------
                         Rodney D. Johnson

                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                               POWER OF ATTORNEY



     I hereby appoint W. Bruce McConnel, III attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR NEW YORK INVESTORS, INC. (Registration No. 2-82278) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 5, 1998.


                                /s/ Thomas A. Melfe
                               --------------------
                               Thomas A. Melfe

                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                               POWER OF ATTORNEY



     I hereby appoint W. Bruce McConnel, III attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR NEW YORK INVESTORS, INC. (Registration No. 2-82278) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 5, 1998.


                                /s/ Francis E. Drake
                               -----------------------------------
                               Francis E. Drake

                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                               POWER OF ATTORNEY



     I hereby appoint W. Bruce McConnel, III attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR NEW YORK INVESTORS, INC. (Registration No. 2-82278) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 19, 1998.


                                /s/ Anthony M. Santomero
                               -------------------------
                               Anthony M. Santomero